                                                                  Exhibit 10.119
                                 FIRST AMENDMENT

         FIRST AMENDMENT (this "Amendment") dated as of September 30, 1998, by and among SPECTRAN CORPORATION (the "Company"), a Delaware corporation, SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC. ("SCFT"), a Delaware corporation, SPECTRAN SPECIALTY OPTICS COMPANY ("SSOC"), a Delaware corporation, and APPLIED PHOTONIC DEVICES, Inc. ("APD"), a Delaware corporation (SCFT, SSOC and APD, together with their respective successors and assigns, referred to individually, as a "Guarantor," and, collectively, as the "Guarantors;" the Company and the Guarantors being referred to herein as the "Obligors"), Fleet National Bank, a national banking association (the "Former Trustee") as security trustee under a certain Trust Indenture (as amended and as may be further amended from time to time, the "Trust Indenture", dated as of December 1, 1996 among the Obligors, the Former Trustee and the other parties thereto, and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as successor to the Former Trustee and in its capacity as security trustee, together with its successors and assigns and any co-trustees that becomes such in accordance with the provisions of the Trust Indenture, the "Trustee").

6.       Preliminary Statement

         (a) The Obligors entered into a certain Patent Collateral Assignment (the "Existing"), dated as of December 1, 1996, in favor of the Former Trustee to secure the obligations of the Obligors pursuant to the Lending Documents. The Existing Patent Collateral Assignment, as amended by this Amendment, is referred to herein as the "Amended Patent Collateral Assignment."

         (b) All acts and proceedings required by law and by the certificate or articles of incorporation and bylaws of each of the Obligors necessary to constitute this Amendment a valid and binding agreement for the uses and purposes set forth herein, in accordance with its terms, have been done and taken, and the execution and delivery hereof has been in all respects duly authorized.

7.       Defined Terms

         The terms used herein have the meanings specified in the Existing Patent Collateral Assignment unless otherwise defined herein.

8.       Amendments to Terms of Existing Patent Collateral Assignment

         The Existing Patent Collateral Assignment is amended as follows:

         (a) in connection with the resignation of Fleet National Bank, as Trustee, as acknowledged by Fleet National Bank by its execution and delivery of this Amendment, and the appointment of State Street Bank and Trust Company as successor trustee as acknowledged by State Street Bank and Trust Company and each of the Obligors by their respective execution and delivery of this Amendment, all references to Fleet National Bank in its capacity as Trustee are hereby amended to be references to State Street Bank and Trust Company as Trustee; and

         (b) Schedule A thereto is amended and restated in its entirety as set forth on Schedule A hereto.

      SPECTRAN CORPORATION FIRST AMENDMENT TO PATENT COLLATERAL ASSIGNMENT

16.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF OBLIGORS

Each of the representations, warranties and covenants made by the Obligors in respect of the Trademarks set forth in the Existing Patent Collateral Assignment are incorporated herein by reference and are made as of the date hereof and immediately after the effectiveness hereof and after giving effect hereto, there exists no Default or Event of Default.

9.       Scope and Effect of Amendment

         Except as expressly provided herein, no terms or provisions of the Existing Patent Collateral Assignment are modified or changed by this Amendment, and the terms and provisions of the Existing Patent Collateral Assignment continue in full force and effect.

         Each of the Obligors hereby acknowledges, confirms, reaffirms and ratifies all of its obligations and duties under the Lending Documents and all agreements related thereto. This Amendment does not constitute an agreement or obligation of any Beneficiary to give its consent to any future amendment of any Lending Document or to any future transaction that would, absent consent of the Beneficiaries, constitute a Default or Event of Default under any of the Lending Documents. This Amendment may not be contradicted by evidence of any actual or alleged prior, contemporaneous or subsequent understandings or agreements of the parties, written or oral, express or implied, other than a writing which expressly amends or supersedes this Amendment or the Lending Documents. Upon the effectiveness of this Amendment, each reference in any Lending Document to any Patent Collateral Assignment shall mean and be a reference to the Patent Collateral Assignment as amended hereby.

10.      Miscellaneous

         (a)      Successors and Assigns

         This Amendment shall bind and inure to the benefit of the respective successors and assigns of the Obligors, the Trustee and the Beneficiaries.

(1)      Expenses

         The Company will pay, or cause to be paid, the reasonable out-of-pocket costs and expenses of each Beneficiary and the Trustee in connection with entering into this Amendment and the consummation of all transactions contemplated hereby. The obligations of the Company under this Section 6(b) shall survive payment of any Secured Obligations.

(2)      Effectiveness

         This Amendment may be executed in one or more counterparts and shall be effective, as of the date hereof, when at least one counterpart shall have been executed by each of the parties hereto.

      [Remainder of page intentionally blank. Next page is signature page.]

     SPECTRAN CORPORATION FIRST AMENDMENT TO PATENT COLLATERAL ASSIGNMENT IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on their behalf by a duly authorized officer or agent thereof, as the case may be, as of the date first above written.

Signed, sealed and delivered                      SPECTRAN CORPORATION
in the presence of:


                                                   By: -------------------------

                                                   Name:
                                                   Title:


                                                   SPECTRAN COMMUNICATION FIBER
                                                   TECHNOLOGIES, INC.


                                                    By:-------------------------

                                                    Name:
                                                    Title:


                                                    SPECTRAN SPECIALTY OPTICS
                                                    COMPANY


                                                    By: ------------------------

                                                    Name:
                                                    Title:



                                                  APPLIED PHOTONIC DEVICES, INC.


                                                     By: -----------------------

                                                     Name:
                                                     Title:

                                          FLEET NATIONAL BANK, as Former Trustee



                                                     By: -----------------------

                                                     Name:
                                                     Title:

                                 STATE STREET BANK AND TRUST COMPANY, as Trustee


                                                     By: -----------------------

                                                     Name:
                                                     Title:

STATE OF _______________                    )
                                                     )  ss.
COUNTY OF _____________                     )

         On _______________, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared _____________________________, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the _________________________ of SPECTRAN CORPORATION, a Delaware corporation, and acknowledged that such corporation executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 Notary Public in and for the
                                                 County of ____________________,
                                                 State of ______________________
                                       My Commission Expires: __________________
                                                              [SEAL]




STATE OF _______________                    )
                                                     )  ss.
COUNTY OF _____________                     )

         On _______________, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared _____________________________, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the _________________________ of SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC., a Delaware corporation, and acknowledged that such corporation executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 Notary Public in and for the
                                                 County of ____________________,
                                                 State of ______________________
                                       My Commission Expires: __________________
                                                              [SEAL]

STATE OF _______________                    )
                                                     )  ss.
COUNTY OF _____________                     )

         On _______________, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared _____________________________, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the _________________________ of SPECTRAN SPECIALTY OPTICS COMPANY, a Delaware corporation, and acknowledged that such corporation executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 Notary Public in and for the
                                                 County of ____________________,
                                                 State of ______________________
                                       My Commission Expires: __________________
                                                              [SEAL]



STATE OF _______________                    )
                                                     )  ss.
COUNTY OF _____________                     )

         On _______________, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared _____________________________, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the _________________________ of APPLIED PHOTONIC DEVICES, INC., a Delaware corporation, and acknowledged that such corporation executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 Notary Public in and for the
                                                 County of ____________________,
                                                 State of ______________________
                                       My Commission Expires: __________________
                                                              [SEAL]

STATE OF _______________                    )
                                                     )  ss.
COUNTY OF _____________                     )

         On _______________, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared _____________________________, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the _________________________ of FLEET NATIONAL BANK, a national banking association, and acknowledged that such national banking association executed the same as security trustee thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 Notary Public in and for the
                                                 County of ____________________,
                                                 State of ______________________
                                       My Commission Expires: __________________
                                                              [SEAL]

STATE OF _______________                    )
                                                     )  ss.
COUNTY OF _____________                     )

         On _______________, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared _____________________________, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the _________________________ of STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, and acknowledged that such Massachusetts trust company executed the same as security trustee thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 Notary Public in and for the
                                                 County of ____________________,
                                                 State of ______________________
                                       My Commission Expires: __________________
                                                              [SEAL]

                                  Schedule A-1
      SPECTRAN CORPORATION FIRST AMENDMENT TO PATENT COLLATERAL ASSIGNMENT
                                                                      Schedule A


To be provided.

                                   Exhibit 1-1
      SPECTRAN CORPORATION FIRST AMENDMENT TO PATENT COLLATERAL ASSIGNMENT